EXHIBIT 24


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/James A. Henderson
                                      _______________________
                                      James A. Henderson
                                      Director and
                                      Chief Executive Officer


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Theodore M. Solso
                                      __________________________
                                      Theodore M. Solso
                                      Director and President and
                                      Chief Operating Officer


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Harold Brown
                                      _______________
                                      Harold Brown
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Robert J. Darnall
                                      _______________________
                                      Robert J. Darnall
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/John M. Deutch
                                      _________________
                                      John M. Deutch
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Walter Y. Elisha
                                      ___________________
                                      Walter Y. Elisha
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Hanna H. Gray
                                      ________________
                                      Hanna H. Gray
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/William I. Miller
                                      ____________________
                                      William I. Miller
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/William D. Ruckelshaus
                                      _________________________
                                      William D. Ruckelshaus
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Henry B. Schacht
                                      ___________________
                                      Henry B. Schacht
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/Franklin A. Thomas
                                      _____________________
                                      Franklin A. Thomas
                                      Director


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kiran M. Patel and Pamela F. Carter and each of them, with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 by Cummins Engine Company, Inc. (the "Corporation") in connection with the offering of the Corporation's Common Stock to employees pursuant the Corporation's Employee Stock Purchase Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 9, 1998




                                      /s/J. Lawrence Wilson
                                      _______________________
                                      J. Lawrence Wilson
                                      Director